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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) October 20, 1998
                                                        ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     1-13793                   06-1504091
        --------                     -------                   ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (717) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS.
         -------------

        On October 20, 1998, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which reported earnings for the fiscal year and quarter ended September 30, 1998.

        A press release announcing the Company's third quarter earnings is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

       Exhibit 99.1 Press Release dated October 20, 1998.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 26, 1998               By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer



Dated: October 26, 1998                By: /s/ Patrick J. Owens, Jr.
                                           -------------------------------------
                                           Patrick J. Owens, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer




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